UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 17, 2012

General Red International, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-50471	75-2524355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
0174-Citrus Fruits	0001185218
(Standard Industrial Classification)	(Central Index Key)

Suite 1501, Plaza B, Jianwai SOHU
No. 39, Eastern Three Ring Middle Road
Chaoyang District, Beijing, China
Postal Code: 100020
(Address of principal executive offices, including zip code)

86-10-58699681
(Registrant’s telephone number, including area code)

86-10-58699621
(Registrant’s facsimile number, including area code)

Copy of Communication to:
Bernard & Yam, LLP
Attention: Man Yam, Esq.
401 Broadway Suite 1708
New York, NY 10013
Phone: 212-219-7783
Fax: 212-219-3604

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Hamilton, P.C.

On January 17, 2012 (the "Dismissal Date"), the Board of Directors of General Red International, Inc. (the "Registrant") dismissed Hamilton, P.C. (“Hamilton, P.C. ”) as its independent registered public accounting firm.

During the Registrant's most recent fiscal year and the subsequent interim periods through to the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) Hamilton, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction Hamilton, P.C. , would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Registrant's most recent fiscal year and the subsequent interim periods through to the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided Hamilton, P.C. with a copy of this Report prior to its filing with the Securities and Exchange Commission (the SEC") and requested Hamilton, P.C.  to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above. A copy of such letter was included as Exhibit 16.1 to this Form 8-K.

(b) Engagement of Patrizio & Zhao, LLC

On January 17, 2012 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of Patrizio & Zhao, LLC, an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Patrizio & Zhao, LLC regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Exhibits

Exhibit No.	Description
16.1	Letter from Hamilton, P.C. to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2012	General Red International, Inc.

/s/Xingping Hou
Xingping Hou
President, Chairman of the Board